SCHEDULE II
                                     INFORMATION WITH RESPECT TO
                         TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
                        SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-KEEBLER FOODS

                    MJG IV LTD PARTNERSHIP
                                 3/26/01           10,000-           42.0000
                    GABELLI FOUNDATION
                                 3/26/01           10,000-           42.0000
                    MJG ASSOCIATES, INC.
                                 3/26/01            3,500-           42.0000
                    GABELLI SECURITIES, INC.
                                 3/26/01           40,000-           42.0000
                    GABELLI PERFORMANCE PARTNERSHIP
                                 3/26/01           20,000-           42.0000
                                 3/21/01           10,000            42.1200
                    GABELLI MULTIMEDIA PARTNERS
                                 3/26/01            5,000-           42.0000
                    GABELLI INTERNATIONAL II LTD
                                 3/26/01           10,000-           42.0000
                    GABELLI INTERNATIONAL LTD
                                 3/21/01           10,000-           42.1200
                    GABELLI ASSET MANAGEMENT INC.
                                 3/26/01          200,000-           42.0000
                                 3/16/01           35,000            42.0100
                    GAMCO INVESTORS, INC.
                                 3/26/01          105,000-           42.0000
                                 3/26/01        3,140,733-           42.0000
                                 3/23/01              500-           42.1500
                                 3/19/01            1,000-           42.0500
                                 3/16/01            1,500-           42.0100
                                 2/28/01          196,000              *DI
                                 2/22/01            5,000            41.9300
                    GABELLI ASSOCIATES LTD
                                 3/21/01          274,500-           42.1200
                                 3/08/01            1,600            41.9700
                                 3/02/01          272,900            41.8900
                                 3/01/01          272,900-           41.9700
                                 2/28/01            7,500            41.9700
                                 2/22/01           15,000            41.9300
                    GABELLI FUND, LDC
                                 3/26/01            2,200-           42.0000
                    GABELLI ASSOCIATES FUND
                                 3/26/01          617,700-           42.0000
                                 3/21/01          274,500            42.1200
                                 3/15/01           10,100            41.9999












                                            SCHEDULE II
                                     INFORMATION WITH RESPECT TO
                        TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
                          SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-KEEBLER FOODS

                    GABELLI ASSOCIATES FUND
                                 3/14/01           10,000            41.9900
                                 3/12/01            3,500            42.0029
                                 3/07/01            6,200            41.9700
                                 3/02/01          272,900-           41.8900
                                 3/01/01          272,900            41.9700
                                 2/28/01            7,500            41.9700
                                 2/22/01           15,000            41.9300
                    GABELLI GROUP CAPITAL PARTNERS
                                 3/26/01           50,000-           42.0000
                    GABELLI & CO
                                 3/26/01           20,000-           42.0000
                    GABELLI&CO PROFIT SHARING PLAN
                                 3/26/01           15,000-           42.0000
                     GABELLI FUNDS, LLC.
                         GABELLI VALUE FUND
                                 3/26/01          444,000-           42.0000
                                 2/28/01              700            41.9697
                                 2/27/01           43,300            41.9700
                         GABELLI EQUITY TRUST
                                 3/26/01          190,000-           42.0000
                                 2/28/01           20,000            41.9697
                                 2/27/01           20,000            41.9700
                         GABELLI EQUITY INCOME FUND
                                 3/26/01           80,000-           42.0000
                         GABELLI CONVERTIBLE FUND
                                 3/26/01           60,000-           42.0000
                         GABELLI ASSET FUND
                                 3/26/01          250,000-           42.0000
                         GABELLI CAPITAL ASSET FUND
                                 3/26/01           31,600-           42.0000
                         GABELLI ABC FUND
                                 3/26/01          248,900-           42.0000
                    ALCE PARTNERS
                                 3/26/01            5,000-           42.0000


          (1) THE TRANSACTIONS ON 3/26/01 WERE IN CONNECTION WITH THE MERGER DESCRIBED IN ITEM 5 OF THIS AMENDMENT TO SCHEDULE 13D. ALL OTHER TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.